Attachment A

Contact:	Brad Tilden 206/392-5362	-or-	Lou Cancelmi 206/392-5170

FOR IMMEDIATE RELEASE	July 22, 2004

ALASKA AIR GROUP REPORTS SECOND QUARTER RESULTS

     SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported a second quarter net loss of $1.7 million, or $0.06 per diluted share, compared to net income of $45.2 million, or $1.70 per diluted share, in the second quarter of 2003.

     Second quarter results include impairment charges of $37.2 million ($24.7 million, net of tax, or $0.92 per share), substantially all of which was associated with a decision to accelerate the retirement of the company’s Boeing 737-200C fleet. Second quarter results also include $22.3 million ($14.8 million, net of tax, or $0.55 per share) in mark-to-market hedging gains reflecting an increase in the fair value of the company’s current hedge portfolio since March 31, 2004, which resulted from the loss of “hedge accounting” during the quarter. Without these items in 2004 and excluding the government compensation received in 2003, net income would have been $8.2 million, or $0.31 per share during 2004, compared to net income of $0.9 million, or $0.04 per share, in 2003.

     “These results demonstrate real progress with our plan to reduce costs,” said Bill Ayer, chairman and chief executive officer. “But change in our industry has been rapid, radical and permanent, so we need to pick up the pace. As we proceed, we will consider every possible option that helps us achieve near-term cost competitiveness and, in turn, assures our company’s long-term viability.”

     Operationally, Alaska Airlines’ passenger traffic in the second quarter increased 11.6 percent on a capacity increase of 8.2 percent. Alaska’s load factor increased 2.2 percentage points to 72.8 percent compared to the same period in 2003. Alaska’s operating revenue per available seat mile (ASM) increased 4.6 percent, while its operating cost per ASM excluding fuel and impairment charge decreased 4.1 percent. Alaska’s pretax loss for the quarter was $2.8 million, compared to pretax income of $59.6 million in 2003. Excluding the notable items referenced above, Alaska’s pretax income was $14.4 million for the quarter compared to $6.8 million in 2003.

Attachment A

     Horizon Air’s passenger traffic in the second quarter increased 33.8 percent on a 25.1 percent capacity increase. Horizon’s load factor increased by 4.2 percentage points to 67.5 percent compared to the same period in 2003. Horizon’s operating revenue per ASM decreased 9.9 percent, while its operating cost per ASM excluding fuel and impairment charge decreased 17.2 percent. The decrease in Horizon’s revenue per ASM and cost per ASM excluding fuel and impairment charge is largely due to the addition of Horizon’s contract flying for Frontier Airlines. This flying represented 22.5 percent of Horizon’s capacity during the second quarter and 9.6 percent of its passenger revenues. Horizon’s pretax income for the quarter was $4.7 million, compared to a pretax income of $15.7 million in 2003. Excluding the notable items referenced above, Horizon’s pretax income was $2.4 million for the quarter compared to a pretax loss of $2.9 million in 2003.

     Alaska Air Group had cash and short-term investments at June 30, 2004 of approximately $865 million compared to $812 million at December 31, 2003. The company’s debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, was 79 percent as of June 30, 2004 compared to 77 percent as of December 31, 2003.

     A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 6 to 10.

     A conference call regarding the second quarter 2004 results will be simulcast via the internet at 8:30 a.m. Pacific Daylight Time. It may be accessed through the company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

     This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause actual results to differ from expectations are: economic conditions; the continued impact of terrorist attacks, global instability and potential U.S. military involvement;

Attachment A

the company’s significant indebtedness; downgrades of the company’s credit ratings; the competitive environment and other trends in the company’s industry; changes in laws and regulations; changes in the company’s operating costs including fuel; changes in the company’s business plans; interest rates and the availability of financing; liability and other claims asserted against the company; labor disputes; the company’s ability to attract and retain qualified personnel; and inflation. For a discussion of these and other risk factors, see Item 1 of the company’s Annual Report on Form 10-K/A for the year ended December 31, 2003. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the company’s business or events described in any forward-looking statements. The company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

# # #

Attachment A

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In Millions Except Per Share Amounts)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2003	2004	2003	2004
Operating Revenues:
Passenger	$556.9	$637.4	$1,032.4	$1,190.7
Freight and mail	22.4	24.2	41.0	42.8
Other — net	31.3	37.1	55.9	63.6

Total Operating Revenues	610.6	698.7	1,129.3	1,297.1

Operating Expenses:
Wages and benefits	232.5	244.6	459.6	486.9
Contracted services	24.4	33.4	50.1	60.5
Aircraft fuel	83.5	128.6	173.7	236.4
Aircraft maintenance	51.9	50.1	97.8	100.9
Aircraft rent	49.4	47.0	96.9	94.8
Food and beverage service	15.6	13.6	29.0	25.2
Other selling expenses and commissions	32.5	35.6	63.0	74.0
Depreciation and amortization	33.1	34.0	65.5	70.1
Loss on sale of assets	—	1.0	0.1	1.4
Landing fees and other rentals	40.2	45.4	77.3	88.2
Other	46.9	48.8	94.3	98.2
Impairment of aircraft and spare engines	—	37.2	—	39.6

Total Operating Expenses	610.0	719.3	1,207.3	1,376.2

Operating Income (Loss)	0.6	(20.6)	(78.0)	(79.1)

Nonoperating Income (Expense):
Interest income	5.4	6.1	6.0	10.7
Interest expense	(14.2)	(12.6)	(25.3)	(25.3)
Interest capitalized	0.7	0.3	1.5	0.6
U.S. government compensation	71.4	—	71.4	—
Other — net	8.9	26.1	9.3	26.2

	72.2	19.9	62.9	12.2

Income (loss) before income tax	72.8	(0.7)	(15.1)	(66.9)
Income tax expense (benefit)	27.6	1.0	(4.0)	(22.5)

Net Income (Loss)	$45.2	$(1.7)	$(11.1)	$(44.4)

Basic and Diluted Earnings (Loss) Per Share:
Earnings (Loss) Per Share	$1.70	$(0.06)	$(0.42)	$(1.66)
Shares used for computation:
Basic	26.618	26.818	26.600	26.798
Diluted	26.619	26.818	26.600	26.798

Attachment A

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31,	June 30,
(In Millions)	2003	2004
Cash and marketable securities	$812	$865

Total current assets	$1,148	$1,253
Property and equipment-net	1,949	1,919
Other assets	162	190

Total assets	$3,259	$3,362

Current liabilities	$1,017	$1,033
Long-term debt and capital lease obligations	907	1,003
Other liabilities and credits	661	690
Shareholders’ equity	674	636

Total liabilities and equity	$3,259	$3,362

Attachment A

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30			Six Months Ended June 30
			%			%
Financial Data (in millions):	2003	2004	Change	2003	2004	Change
Operating Revenues:
Passenger	$460.6	$519.9	12.9%	$847.6	$969.2	14.3%
Freight and mail	21.0	23.1	10.0%	38.4	40.8	6.3%
Other — net	29.0	34.6	19.3%	51.6	58.9	14.1%

Total Operating Revenues	510.6	577.6	13.1%	937.6	1,068.9	14.0%

Operating Expenses:
Wages and benefits	192.0	203.7	6.1%	380.0	404.5	6.4%
Contracted services	19.7	29.4	49.2%	40.4	52.5	30.0%
Aircraft fuel	72.0	112.6	56.4%	148.9	206.2	38.5%
Aircraft maintenance	44.6	40.7	-8.7%	82.5	84.2	2.1%
Aircraft rent	31.2	27.9	-10.6%	61.7	57.4	-7.0%
Food and beverage service	14.9	13.0	-12.8%	27.8	24.2	-12.9%
Other selling expenses and commissions	35.5	31.3	-11.8%	65.6	65.2	-0.6%
Depreciation and amortization	29.6	30.4	2.7%	58.1	63.2	8.8%
Loss on sale of assets	0.2	1.1	NM	0.5	1.9	NM
Landing fees and other rentals	31.2	35.3	13.1%	59.9	68.5	14.4%
Other	34.3	37.0	7.9%	68.4	73.9	8.0%
Impairment of aircraft	—	36.8	100.0%	—	36.8	100.0%

Total Operating Expenses	505.2	599.2	18.6%	993.8	1,138.5	14.6%

Operating Income (Loss)	5.4	(21.6)	NM	(56.2)	(69.6)	NM

Interest income	4.5	6.3		5.7	11.6
Interest expense	(11.4)	(10.7)		(22.7)	(21.5)
Interest capitalized	0.4	0.2		1.1	0.3
U.S. government compensation	52.8	—		52.8	—
Other — net	7.9	23.0		8.3	23.2

	54.2	18.8		45.2	13.6

Income (Loss) Before Income Tax	$59.6	$(2.8)	NM	$(11.0)	$(56.0)	NM

Operating Statistics:
Revenue passengers (000)	3,797	4,116	8.4%	7,055	7,707	9.2%
RPMs (000,000)	3,678	4,104	11.6%	6,821	7,684	12.7%
ASMs (000,000)	5,209	5,635	8.2%	9,918	10,813	9.0%
Passenger load factor	70.6%	72.8%	2.2 pts	68.8%	71.1%	2.3 pts
Breakeven load factor, excluding impairment charge	70.2%	68.5%	-1.7 pts	74.9%	73.3%	-1.6 pts
Yield per passenger mile	12.52¢	12.67¢	1.2%	12.43¢	12.61¢	1.4%
Operating revenue per ASM	9.80¢	10.25¢	4.6%	9.45¢	9.89¢	4.7%
Operating expenses per ASM (a)	9.70¢	10.63¢	9.6%	10.02¢	10.53¢	5.1%
Operating expenses per ASM excluding fuel and impairment charge (a)	8.32¢	7.98¢	-4.1%	8.52¢	8.28¢	-2.8%
Fuel cost per gallon (a)	85.4¢	126.7¢	48.4%	92.0¢	120.0¢	30.4%
Fuel cost per gallon excluding all hedging activities (a)	91.1¢	131.6¢	44.5%	98.0¢	124.4¢	26.9%
Economic fuel cost per gallon (a)	82.0¢	123.1¢	50.1%	90.2¢	118.2¢	31.0%
Fuel gallons (000,000)	84.3	88.9	5.5%	161.9	171.8	6.1%
Average number of employees	10,136	10,255	1.2%	10,062	10,120	0.6%
Aircraft utilization (blk hrs/day)	10.5	11.1	5.7%	10.4	10.7	2.9%
Operating fleet at period-end	110	108	-1.8%	110	108	-1.8%

NM = Not Meaningful

(a) See Note A on Page 8

Attachment A

Horizon Air Financial and Statistical Data

	Three Months Ended June 30			Six Months Ended June 30
			%			%
Financial Data (in millions):	2003	2004	Change	2003	2004	Change
Operating Revenues:
Passenger	$105.6	$119.9	13.5%	$199.6	$225.9	13.2%
Freight and mail	1.4	1.1	-21.4%	2.6	2.0	-23.1%
Other — net	3.7	3.7	0.0%	7.4	7.1	-4.1%

Total Operating Revenues	110.7	124.7	12.6%	209.6	235.0	12.1%

Operating Expenses:
Wages and benefits	40.5	40.9	1.0%	79.6	82.4	3.5%
Contracted services	6.1	5.2	-14.8%	12.7	10.4	-18.1%
Aircraft fuel	11.5	16.0	39.1%	24.8	30.2	21.8%
Aircraft maintenance	7.3	9.4	28.8%	15.3	16.7	9.2%
Aircraft rent	18.2	19.1	4.9%	35.2	37.4	6.3%
Food and beverage service	0.7	0.6	-14.3%	1.2	1.0	-16.7%
Other selling expenses and commissions	6.3	6.7	6.3%	12.2	13.2	8.2%
Depreciation and amortization	3.2	3.3	3.1%	6.8	6.3	-7.4%
Gain on sale of assets	(0.2)	(0.1)	NM	(0.4)	(0.5)	NM
Landing fees and other rentals	9.2	10.3	12.0%	17.9	20.2	12.8%
Other	11.4	10.8	-5.3%	22.9	22.3	-2.6%
Impairment of aircraft and spare engines	—	0.4	100.0%	—	2.8	100.0%

Total Operating Expenses	114.2	122.6	7.4%	228.2	242.4	6.2%

Operating Income (Loss)	(3.5)	2.1	NM	(18.6)	(7.4)	NM

Interest income	0.1	0.4		0.3	0.6
Interest expense	(0.8)	(1.0)		(1.3)	(2.3)
Interest capitalized	0.3	0.1		0.4	0.3
Government compensation	18.6	—		18.6	—
Other — net	1.0	3.1		1.0	3.1

	19.2	2.6		19.0	1.7

Income (Loss) Before Income Tax	$15.7	$4.7	NM	$0.4	$(5.7)	NM

Operating Statistics:
Revenue passengers (000)	1,207	1,454	20.5%	2,295	2,721	18.6%
RPMs (000,000)	400	535	33.8%	758	985	29.9%
ASMs (000,000)	633	792	25.1%	1,248	1,484	18.9%
Passenger load factor	63.3%	67.5%	4.2 pts	60.7%	66.4%	5.7 pts
Breakeven load factor, excluding impairment charge	65.3%	65.0%	-0.3 pts	66.8%	66.9%	0.1 pts
Yield per passenger mile	26.40¢	22.42¢	-15.1%	26.33¢	22.94¢	-12.9%
Operating revenue per ASM	17.49¢	15.75¢	-9.9%	16.79¢	15.84¢	-5.7%
Operating expenses per ASM (a)	18.04¢	15.49¢	-14.1%	18.29¢	16.34¢	-10.7%
Operating expenses per ASM excluding fuel and impairment charge (a)	16.22¢	13.43¢	-17.2%	16.30¢	14.12¢	-13.4%
Fuel cost per gallon (a)	87.8¢	131.1¢	49.3%	95.0¢	124.3¢	30.8%
Fuel cost per gallon excluding all hedging activities (a)	88.5¢	136.1¢	53.8%	101.5¢	128.4¢	26.5%
Economic fuel cost per gallon (a)	83.5¢	127.1¢	52.2%	92.7¢	122.8¢	32.5%
Fuel gallons (000,000)	13.1	12.2	-6.9%	26.1	24.3	-6.9%
Average number of employees	3,342	3,414	2.2%	3,378	3,379	0.0%
Aircraft utilization (blk hrs/day)	7.8	8.4	7.7%	7.8	8.0	2.6%
Operating fleet at period-end	59	64	8.5%	59	64	8.5%

NM = Not Meaningful

(a) See Note A on Page 8

Attachment A

Note A:
Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor our performance both with and without the cost of aircraft fuel (including the impact of our fuel hedging program where appropriate), the impairment charge related to Alaska’s 737-200 aircraft and Horizon’s F-28 aircraft and spare engines, government compensation and mark-to-market hedging gains recorded during the second quarter of 2004. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment charges, government compensation and mark-to-market hedging gains is useful to investors in evaluating our ongoing operational performance. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

($ in millions)	Three Months Ended June 30,		Six Months Ended June 30,

	2003	2004	2003	2004

Unit cost reconciliations:
Operating expenses	$505.2	$599.2	$993.8	$1,138.5
ASMs (000,000)	5,209	5,635	9,918	10,813

Operating expenses per ASM	9.70¢	10.63¢	10.02¢	10.53¢

Operating expenses	$505.2	$599.2	$993.8	$1,138.5
Less: aircraft fuel	(72.0)	(112.6)	(148.9)	(206.2)
Less: impairment of aircraft	—	(36.8)	—	(36.8)

Operating expense excluding fuel and impairment charge	$433.2	$449.8	$844.9	$895.5
ASMs (000,000)	5,209	5,635	9,918	10,813

Operating expense per ASM excluding fuel and impairment charge	8.32¢	7.98¢	8.52¢	8.28¢

Aircraft fuel reconciliations:
Aircraft fuel	$72.0	$112.6	$148.9	$206.2
Fuel gallons (000,000)	84.3	88.9	161.9	171.8

Fuel cost per gallon (GAAP basis)	85.4¢	126.7¢	92.0¢	120.0¢

Aircraft fuel	$72.0	$112.6	$148.9	$206.2
Add: hedging gains included in aircraft fuel	4.8	4.4	9.7	7.5

Aircraft fuel excluding all hedging gains	$76.8	$117.0	$158.6	$213.7
Fuel gallons (000,000)	84.3	88.9	161.9	171.8

Fuel cost per gallon excluding all hedging activities	91.1¢	131.6¢	98.0¢	124.4¢

Aircraft fuel	$72.0	$112.6	$148.9	$206.2
Less: Gains on settled hedges included in nonoperating income (expense)	(2.9)	(3.2)	(2.9)	(3.2)

Adjusted fuel	69.1	109.4	146.0	203.0
Fuel gallons (000,000)	84.3	88.9	161.9	171.8

Economic fuel cost per gallon	82.0¢	123.1¢	90.2¢	118.2¢

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment charge, government comp and mark-to-market hedging gains	$6.8	$14.4	($63.8)	($39.3)
Less: impairment of aircraft and related spare parts	—	(36.8)	—	(36.8)
Add: government compensation	52.8	—	52.8	—
Add: mark-to-market hedging gains included in nonoperating income (expense)	—	19.6	—	20.1

Pretax income (loss) reported GAAP amounts	$59.6	($2.8)	($11.0)	($56.0)

Attachment A

Horizon Air Industries, Inc.

($ in millions)	Three Months Ended June 30,		Six Months Ended June 30,

	2003	2004	2003	2004

Unit cost reconciliations:
Operating expenses	$114.2	$122.6	$228.2	$242.4
ASMs (000,000)	633	792	1,248	1,484

Operating expenses per ASM	18.04¢	15.49¢	18.29¢	16.34¢

Operating expenses	$114.2	$122.6	$228.2	$242.4
Less: aircraft fuel	(11.5)	(16.0)	(24.8)	(30.2)
Less: impairment of aircraft	—	(0.4)	—	(2.8)

Operating expense excluding fuel and impairment charge	$102.7	$106.2	$203.4	$209.4
ASMs (000,000)	633	792	1,248	1,484

Operating expense per ASM excluding fuel and impairment charge	16.22¢	13.43¢	16.30¢	14.12¢

Aircraft fuel reconciliations:
Aircraft fuel	$11.5	$16.0	$24.8	$30.2
Fuel gallons (000,000)	13.1	12.2	26.1	24.3

Fuel cost per gallon (GAAP basis)	87.8¢	131.1¢	95.0¢	124.3¢

Aircraft fuel	$11.5	$16.0	$24.8	$30.2
Add: hedging gains included in aircraft fuel	0.1	0.6	1.7	1.0

Aircraft fuel excluding all hedging gains	$11.6	$16.6	$26.5	$31.2
Fuel gallons (000,000)	13.1	12.2	26.1	24.3

Fuel cost per gallon excluding all hedging activities	88.5¢	136.1¢	101.5¢	128.4¢

Aircraft fuel	$11.5	$16.0	$24.8	$30.2
Less: Gains on settled hedges included in nonoperating income (expense)	(0.5)	(0.4)	(0.5)	(0.4)

Adjusted fuel	11.0	15.6	24.3	29.8
Fuel gallons (000,000)	13.1	12.2	26.1	24.3

Economic fuel cost per gallon	83.5¢	127.1¢	92.7¢	122.8¢

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment charge, government comp and mark-to-market hedging gains	($2.9)	$2.4	($18.2)	($5.6)
Less: impairment of aircraft and related spare parts	—	(0.4)	—	(2.8)
Add: government compensation	18.6	—	18.6	—
Add: mark-to-market hedging gains included in nonoperating income (expense)	—	2.7	—	2.7

Pretax income (loss) reported GAAP amounts	$15.7	$4.7	$0.4	($5.7)

Attachment A

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net earnings (loss) and diluted income (loss) per share during 2003 and 2004 excluding impairment charges, the second quarter of 2004 hedging mark-to-market gain of $22.3 million ($14.8 million, net of tax), government compensation and as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended June 30,
	2003		2004
	Dollars	EPS	Dollars	EPS
Net income (loss) and diluted EPS excluding government compensation and impairment charge	$0.9	$0.04	$8.2	$0.31
Government compensation, net of tax	44.3	1.66	—	—
Mark-to-market hedging gains, net of tax	—	—	14.8	$0.55
Impairment charge, net of tax	—	—	(24.7)	(0.92)

Reported GAAP amounts	$45.2	$1.70	($1.7)	($0.06)

	Six Months Ended June 30,
	2003		2004
	Dollars	EPS	Dollars	EPS
Net loss and diluted EPS excluding government compensation and impairment charge	($55.4)	($2.09)	($33.2)	($1.24)
Government compensation, net of tax	44.3	1.67	—	—
Mark-to-market hedging gains, net of tax	—	—	15.1	$0.56
Impairment charge, net of tax	—	—	(26.3)	(0.98)

Reported GAAP amounts	($11.1)	($0.42)	($44.4)	($1.66)